UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 20, 2014, Physicians Realty L.P. (the “Operating Partnership”), as borrower, and Physicians Realty Trust (the “Company”) and certain subsidiaries of the Company as guarantors entered into the Third Incremental Commitment Agreement and Fourth Amendment (the “Third Incremental Commitment Agreement”) to the existing Credit Agreement dated August 29, 2013 with Regions Bank, as Administrative Agent (the “Credit Agreement”).

Subject to certain conditions precedent, the Third Incremental Commitment Agreement increases the borrowing capacity under the Credit Agreement’s senior secured revolving credit facility from $140 million to $200 million.  All other material terms of the Credit Agreement remain substantially unchanged.  Under the existing Credit Agreement and subject to satisfaction of certain conditions, including additional lender commitments, the Operating Partnership has the option to increase the borrowing capacity under the revolving credit facility to up to $250 million.

The foregoing description of the Third Incremental Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to Third Incremental Commitment Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

10.1                        Third Incremental Commitment Agreement and Fourth Amendment dated June 20, 2014, among Physicians Realty L.P., as Borrower, Physicians Realty Trust, certain Subsidiaries and other Affiliates of the Borrower, as Guarantors, the Lenders party thereto and Regions Bank, as Administrative Agent

99.1                        Press Release, dated June 23, 2014, issued by Physicians Realty Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2014	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*

Third Incremental Commitment Agreement and Fourth Amendment dated June 20, 2014, among Physicians Realty L.P., as Borrower, Physicians Realty Trust, certain Subsidiaries and other Affiliates of the Borrower, as Guarantors, the Lenders party thereto and Regions Bank, as Administrative Agent

99.1*	Press Release, dated June 23, 2014, issued by Physicians Realty Trust